SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                   Date of Report:               Commission File No.:
                   ---------------               --------------------
                      July 1, 2003                    0-12169


                        Advanced Gaming Technology, Inc.
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             (Exact name of registrant as specified in its charter)


                    Wyoming                            98-0152226
                  ---------------------          ------------------------
            (State or other jurisdiction of      (IRS Identification No.)
             incorporation or organization)

           24165 IH 10 West - - Suite 24165, San Antonio, Texas 78257
                ------------------------------------------------
                    (Address of principal executive offices)


                                  210-697-8550
                            -------------------------
                            (Issuer telephone number)

                                       N/A
                    ----------------------------------------
                   (Former name, if changed since last report)


                                       N/A
                 ----------------------------------------------
                 (Former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         On July 1, 2003, the Registrant  affected the Merger  described in Item
2. As a result of the Merger, the Registrant issued 4,250,000 shares of common stock and 3,500,000 shares of Series A Preferred Stock of the Registrant in consideration for all of the acquired company.

         Subsequent to the merger, there were 5,274,305 shares of the Registrant's common stock outstanding and 3,500,000 shares of the Registrant's preferred A stock, convertible into 5 common shares for each convertible share and having full voting rights equal to their converted number of shares.

         The  following  control  5% or more of the  outstanding  shares  of the
Registrant:

                               Name       Common Shares       Preferred Shares *
                               ----       -------------       ------------------
Diamond Capital, LLC                        2,000,000             1,750,000
Quest Capital Resources, LLC                2,000,000             1,750,000

     o Preferred Shares are convertible into 5 common shares for each convertible share and have full voting rights equal to their converted number of shares

Item 2. Acquisition or Disposition of Assets.

         MediaWorx Acquisition Company, LLC, a Nevada limited liability company and wholly owned subsidiary of the Registrant ("MWAC"), merged with and into Advanced Capital Services, L.L.C., a Nevada limited liability company ("ACLLC"), with MWAC being the surviving corporation and continuing its existence under the laws of the State of Nevada (the "Merger"). Articles of Merger were filed with the State of Nevada on July 1, 2003, being the Effective Date of the Merger. The terms of the Merger are set forth in an Agreement and Plan of Merger dated July 1, 2003 by and among the Registrant, the Merger Sub, and ACLLC. The Merger is also the subject of a Schedule 14C Information Statement filed July 1, 2003.

         The consideration paid to the members of ACLLC by the Registrant for the Merger was 4,000,000 shares of Registrant's Common Stock and 3,500,000 shares of its Preferred Series A Stock.

Item 7.     Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired

         The required financial statements of the acquired business were not available at the time of this filing and will be provided on or about September 11, 2003.

         (b) Proforma Financial Information

         The required proforma information was not available at the time of this filing and will provided on or about September 11, 2003.

         (c) Exhibits


     EXHIBIT          ITEM


      99.1* Agreement and Plan of Merger dated July 1, 2003 by and among the Registrant, MWAC and ACLLC


* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 11, 2003                           By: /s/  Gary L. Cain
                                        --------------------------------------
                                        Gary L. Cain, Chief Executive Officer